UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported) APRIL 29, 2005
                                                         ----------------


                            PATRICK INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


             INDIANA                     0-3922                  35-1057796
             -------                     ------                  ----------
  (State or other jurisdiction        (Commission              (IRS Employer
        of incorporation)            File Number)         Identification Number)


    1800 SOUTH 14TH STREET, P.O. BOX 638, ELKHART, INDIANA            46515
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            (Address of Principal Executive Offices)               (Zip Code)


     Registrant's Telephone Number, including area code      (574) 294-7511
                                                            ---------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On April 29, 2005, Patrick Industries, Inc. issued a press release announcing net sales and operating results for the first quarter of 2005. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  Exhibit Number   Description
                  --------------   -----------

                  99.1             Earnings Press Release issued April 29, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 PATRICK INDUSTRIES, INC.
                                                 ------------------------
                                                      (Registrant)


DATE  APRIL 29, 2005                           BY  /s/ Andy L. Nemeth
                                                  ------------------------------
                                                  Andy L. Nemeth
                                                  Vice President - Finance
                                                  and Chief Financial Officer